EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Global Seed Corporation (the “Company”) for the year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Leung Kwok Hei, Chief Executive Officer, and Chan Hiu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2019
/s/ Leung Kwok Hei
Leung Kwok Hei
Chief Executive Officer
(Principal Executive Officer)

/s/ Chan Hiu
Chan Hiu
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)